UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2012

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 4, 2012, The Brink’s Company (the “Company”) held its Annual Meeting of Shareholders.  At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for the terms specified below, (ii) approved a non-binding advisory resolution relating to named executive officer compensation and (iii) approved the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

Term expiring in 2014:
	For	Withheld	Broker Non-Votes

Reginald D. Hedgebeth	39,789,059	3,221,687	2,004,184

Term expiring in 2015:
	For	Withheld	Broker Non-Votes

Betty C. Alewine	41,564,807	1,445,939	2,004,184

Michael J. Herling	31,756,278	11,254,468	2,004,184

Thomas C. Schievelbein	41,094,337	1,916,409	2,004,184

Proposal 2 – Approval of a non-binding advisory resolution relating to named executive officer compensation

For	Against	Abstain	Broker Non-Votes

23,780,684	19,203,197	26,865	2,004,184

Proposal 3 – Approval of the selection of KPMG LLP as the independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for 2012

For	Against	Abstain	Broker Non-Votes

44,648,275	349,676	16,980	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 4, 2012	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II Vice President

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